                                                               EXHIBIT (h)(3)

                              AMENDED AND RESTATED
                            LEGAL SERVICES AGREEMENT

     THIS AGREEMENT, dated as of May 31, 1997, by and between the parties as set forth in Schedule 1, attached hereto and incorporated by reference (designated collectively hereafter as the "Funds"), and VAN KAMPEN AMERICAN CAPITAL, INC., a Delaware corporation ("Van Kampen").

                             W I T N E S S E T H :

     WHEREAS, each of the Funds is registered as a management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"); and

     WHEREAS, Van Kampen has the capability of providing certain legal services to the Funds; and

     WHEREAS, each Fund desires to utilize Van Kampen in the provision of such legal services; and

     WHEREAS, Van Kampen intends to increase its staff in order to accommodate the provision of all such services.

     NOW, THEREFORE, in consideration of the premises and the mutual covenants spelled out herein, it is agreed between the parties hereto as follows:

1. Appointment of Van Kampen. As agent, Van Kampen shall provide each of the Funds the legal services (the "Legal Services") as set forth in Paragraph 2 of this Agreement. Van Kampen accepts such appointments and agrees to furnish the Legal Services in return for the compensation provided in Paragraph 3 of this Agreement.

2. Legal Services to be Provided. Van Kampen will provide to the Funds the following legal services, including without limitation: accurate maintenance of the Funds' Corporate Minute books and records, preparation and oversight of each Fund's regulatory reports and other information provided to shareholders as well as responding to day-to-day legal issues on behalf of the Funds. Van Kampen shall hire persons (collectively the "Legal Services Group") as needed to provide such Legal Services and in such numbers as may be agreed from time to time.

3. Expenses and Reimbursement. The Legal Services expenses (the "Legal Services Expenses") for which Van Kampen may be reimbursed are salary and salary related benefits, including but not limited to bonuses, group insurance and other regular wages paid to the personnel of the Legal Services Group, as well as overhead and expenses related to office space and necessary equipment. The Legal Services Expenses will be paid by Van Kampen and reimbursed by the Funds. Van Kampen will tender to each Fund a monthly invoice as of the last business day of each month which shall certify the total Legal Service Expenses expended. Except as provided herein, Van Kampen will receive no other compensation in connection with Legal Services rendered in accordance with this Agreement, and Van Kampen will be responsible for all other expenses relating to the providing of Legal Services.

4. Payment for Legal Services Expense Among the Funds. One half (50%) of the Legal Services Expenses incurred under the Agreement shall be attributable equally to each respective Fund and all other funds to whom Van Kampen provides Legal Services, including all other Funds for which Van Kampen serves as investment adviser and distributor and the Govett Funds (the "Non-Participating Funds"). Van Kampen shall assume the costs of Legal Services for the Non-Participating Funds for which reimbursement is not received. The remaining one half (50%) of the Legal Services Expenses shall be in allocated (a) in the event services are attributable to specific funds (including the Non-Participating Funds) based on such specific time allocations; and (b) in the event services are attributable only to types of funds (i.e. closed-end and open-end funds), the relative amount of time spent on each type of fund and then further allocated between funds of that type on the basis of relative net assets at the end of the period.

5. Maintenance of Records. All records maintained by Van Kampen in connection with the performance of its duties under this Agreement will remain the property of each respective Fund and will be preserved by Van Kampen for the periods prescribed in Section 31 of the 1940 Act and the rules thereunder or such other applicable rules that may be adopted from time to time under the Act. In the event of termination of the Agreement, such records will be promptly delivered to the respective Funds. Such records may be inspected by the respective Funds at reasonable times.

6. Liability of Van Kampen. Van Kampen shall not be liable to any Fund for any action taken or thing done by it or its agents or contractors on behalf of the Fund in carrying out the terms and provisions of the Agreement if done in good faith and without negligence or misconduct on the part of Van Kampen, its agents or contractors.

7. Indemnification By Funds. Each Fund will indemnify and hold Van Kampen harmless from all loss, cost, damage and expense, including reasonable expenses for legal counsel, incurred by Van Kampen resulting from (a) any claim, demand, action or suit in connection with Van Kampen's acceptance of this Agreement;
(b) an action or omission by Van Kampen in the performance of its duties hereunder; (c) Van Kampen's acting upon instructions believed by it to have been executed by a duly authorized officer of the Fund; or (d) Van Kampen's acting upon information provided by the Fund in form and under policies agreed to by Van Kampen and the Fund. Van Kampen shall not be entitled to such indemnification in respect of action or omissions constituting negligence or willful misconduct of Van Kampen or its agents or contractors. Prior to admitting any claim against it which may be subject to this indemnification, Van Kampen shall give the Fund reasonable opportunity to defend against said claim on its own name or in the name of Van Kampen.

8. Indemnification By Van Kampen. Van Kampen will indemnify and hold harmless each Fund from all loss, cost, damage and expense, including reasonable expenses for legal counsel, incurred by the Fund resulting from any claim, demand, action or suit arising out of Van Kampen's failure to comply with the terms of this Agreement or which arises out of the negligence or willful misconduct of Van Kampen or its agents or contractors; provided, that such negligence or misconduct is not attributable to the Funds, their agents or contractors. Prior to admitting any claim against it which may be subject to this indemnification, the Fund shall give Van Kampen reasonable opportunity to defend against said claim in its own name or in the name of such Fund.

9. Further Assurances. Each party agrees to perform such further acts and execute such further documents as necessary to effectuate the purposes hereof.

10. Dual Interests. It is understood that some person or persons may be directors, trustees, officers, or shareholders of both the Funds and Van Kampen (including Van Kampen's affiliates), and that the existence of any such dual interest shall not affect the validity hereof or of any transactions hereunder except as otherwise provided by a specific provision of applicable law.

11. Execution, Amendment and Termination. The term of this Agreement shall begin as of the date first above written, and unless sooner terminated as herein provided, this Agreement shall remain in effect through May 31, 1997, and thereafter from year to year if such continuation is specifically approved at least annually by the Board of Trustees of each Fund, including a majority of the independent Trustees of each Fund. The Agreement may be modified or amended from time to time by mutual agreement between the and shall likewise reimburse Van Kampen for its costs, expenses and disbursements payable under this Agreement to such date. This Agreement may be amended in the future to include as additional parties to the Agreement other investment companies for which Van Kampen, any subsidiary or affiliate serves as investment advisor or distributor.

12. Assignment. Any interest of Van Kampen under this Agreement shall not be assigned or transferred, either voluntarily or involuntarily, by operation of law or otherwise, without the prior written consent of the Fund. This Agreement shall automatically and immediately terminate in the event of its assignment without the prior written consent of the Fund.

13. Notice. Any notice under this agreement shall be in writing, addressed and delivered or sent by registered or certified mail, postage prepaid, to the other party at such address as such other party may designate for the receipt of such notices. Until further notice to the other parties, it is agreed that for this purpose the address of each Fund is One Parkview Plaza, Oakbrook Terrace, Illinois 60181,
Attention: President and the address of Van Kampen, for this purpose is One Parkview Plaza, Oakbrook Terrace, Illinois 60181, Attention: General Counsel.

14. Personal Liability. As provided for in the Declaration of Trust of the various Funds, under which the Funds are organized as unincorporated trusts under the laws of the State of Delaware or Pennsylvania, as the case may be, the shareholders, trustees, officers, employees and other agents of the Fund shall not personally be bound by or liable for the matters set forth hereunder, nor shall resort be had to their private property for the satisfaction of any obligation or claim hereunder.

15. Interpretative Provisions. In connection with the operations of this agreement, Van Kampen and the Funds may agree from time to time on such provisions interpretative of or in addition to the provisions of this Agreement as may in their opinion be consistent with the general tenor of this Agreement.

16. State Law. This Agreement shall be construed and enforced in accordance with and governed by the laws of the State of Illinois.

17. Captions. The captions in the Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction effect.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the day and year first above written.


ALL OF THE PARTIES SET FORTH IN SCHEDULE 1
ATTACHED HERETO


By: /s/ Ronald A. Nyberg
    ---------------------------------
         Ronald A. Nyberg
         Vice President & Secretary

VAN KAMPEN AMERICAN CAPITAL, INC.

By: /s/ Dennis J. McDonnell
    ---------------------------------
         Dennis J. McDonnell
         Executive Vice President

                                   SCHEDULE 1

1. VAN KAMPEN AMERICAN CAPITAL U.S. GOVERNMENT TRUST, on behalf of its series, Van Kampen American Capital U.S. Government Fund

2. VAN KAMPEN AMERICAN CAPITAL TAX FREE TRUST, on behalf of its series, Van Kampen American Capital Insured Tax Free Income Fund, Van Kampen American Capital Tax Free High Income Fund, Van Kampen American Capital California Insured Tax Free Fund, Van Kampen American Capital Municipal Income Fund, Van Kampen American Capital Intermediate Term Municipal Income Fund, Van Kampen American Capital New York Tax Free Income Fund, Van Kampen American Capital New Jersey Tax Free Income Fund, Van Kampen American Capital Florida Insured Tax Free Income Fund, Van Kampen American Capital California Tax Free Income Fund, Van Kampen American Capital Michigan Tax Free Income Fund, Van Kampen American Capital Missouri Tax Free Income Fund and Van Kampen American Capital Ohio Tax Free Income Fund

3. VAN KAMPEN AMERICAN CAPITAL TRUST, on behalf of its series, Van Kampen American Capital High Yield Fund, Van Kampen American Capital Short-Term Global Income Fund and Van Kampen American Capital Strategic Income Fund

4. VAN KAMPEN AMERICAN CAPITAL EQUITY TRUST, on behalf of its series, Van Kampen American Capital Utility Fund, Van Kampen American Capital Value Fund, Van Kampen American Capital Growth Fund, Van Kampen American Capital Great American Companies Fund, Van Kampen American Capital Prospector Fund and Van Kampen American Capital Aggressive Growth Fund

5.   VAN KAMPEN AMERICAN CAPITAL PENNSYLVANIA TAX FREE INCOME FUND

6.   VAN KAMPEN AMERICAN CAPITAL TAX FREE MONEY FUND

7.   VAN KAMPEN AMERICAN CAPITAL FOREIGN SECURITIES FUND

8.   VAN KAMPEN AMERICAN CAPITAL MUNICIPAL INCOME TRUST

9.   VAN KAMPEN AMERICAN CAPITAL CALIFORNIA MUNICIPAL TRUST

10.  VAN KAMPEN AMERICAN CAPITAL HIGH INCOME TRUST

11.  VAN KAMPEN AMERICAN CAPITAL HIGH INCOME TRUST II

12.  VAN KAMPEN AMERICAN CAPITAL PRIME RATE INCOME TRUST

13.  VAN KAMPEN AMERICAN CAPITAL INVESTMENT GRADE MUNICIPAL TRUST

14.  VAN KAMPEN AMERICAN CAPITAL MUNICIPAL TRUST

15.  VAN KAMPEN AMERICAN CAPITAL CALIFORNIA QUALITY MUNICIPAL TRUST

16.  VAN KAMPEN AMERICAN CAPITAL FLORIDA QUALITY MUNICIPAL TRUST

17.  VAN KAMPEN AMERICAN CAPITAL NEW YORK QUALITY MUNICIPAL TRUST

18.  VAN KAMPEN AMERICAN CAPITAL OHIO QUALITY MUNICIPAL TRUST

19.  VAN KAMPEN AMERICAN CAPITAL PENNSYLVANIA QUALITY MUNICIPAL TRUST

20.  VAN KAMPEN AMERICAN CAPITAL TRUST FOR INSURED MUNICIPALS

21.  VAN KAMPEN AMERICAN CAPITAL TRUST FOR INVESTMENT GRADE MUNICIPALS

22.  VAN KAMPEN AMERICAN CAPITAL TRUST FOR INVESTMENT GRADE CALIFORNIA
     MUNICIPALS

23.  VAN KAMPEN AMERICAN CAPITAL TRUST FOR INVESTMENT GRADE FLORIDA
     MUNICIPALS

24.  VAN KAMPEN AMERICAN CAPITAL TRUST FOR INVESTMENT GRADE NEW JERSEY
     MUNICIPALS

25.  VAN KAMPEN AMERICAN CAPITAL TRUST FOR INVESTMENT GRADE NEW YORK
     MUNICIPALS

26.  VAN KAMPEN AMERICAN CAPITAL TRUST FOR INVESTMENT GRADE PENNSYLVANIA
     MUNICIPALS

27.  VAN KAMPEN AMERICAN CAPITAL MUNICIPAL OPPORTUNITY TRUST

28.  VAN KAMPEN AMERICAN CAPITAL ADVANTAGE MUNICIPAL INCOME TRUST

29.  VAN KAMPEN AMERICAN CAPITAL ADVANTAGE PENNSYLVANIA MUNICIPAL INCOME
     TRUST

30.  VAN KAMPEN AMERICAN CAPITAL STRATEGIC SECTOR MUNICIPAL TRUST

31.  VAN KAMPEN AMERICAN CAPITAL VALUE MUNICIPAL INCOME TRUST

32.  VAN KAMPEN AMERICAN CAPITAL CALIFORNIA VALUE MUNICIPAL INCOME TRUST

33.  VAN KAMPEN AMERICAN CAPITAL MASSACHUSETTS VALUE MUNICIPAL INCOME TRUST

34.  VAN KAMPEN AMERICAN CAPITAL NEW JERSEY VALUE MUNICIPAL INCOME TRUST

35.  VAN KAMPEN AMERICAN CAPITAL NEW YORK VALUE MUNICIPAL INCOME TRUST

36.  VAN KAMPEN AMERICAN CAPITAL OHIO VALUE MUNICIPAL INCOME TRUST

37.  VAN KAMPEN AMERICAN CAPITAL PENNSYLVANIA VALUE MUNICIPAL INCOME TRUST

38.  VAN KAMPEN AMERICAN CAPITAL MUNICIPAL OPPORTUNITY TRUST II

39.  VAN KAMPEN AMERICAN CAPITAL FLORIDA MUNICIPAL OPPORTUNITY TRUST

40.  VAN KAMPEN AMERICAN CAPITAL ADVANTAGE MUNICIPAL INCOME TRUST II

41.  VAN KAMPEN AMERICAN CAPITAL SELECT SECTOR MUNICIPAL TRUST

42. THE EXPLORER INSTITUTIONAL TRUST, on behalf of its sub-trusts, Explorer Institutional Active Core Fund and Explorer Institutional Limited Duration Fund

                                  AMENDMENT ONE

                                     TO THE
                  AMENDED AND RESTATED LEGAL SERVICES AGREEMENT
                               DATED MAY 31, 1997


         THIS AMENDMENT ONE to the Amended and Restated Legal Services Agreement dated May 31, 1997 by and between the parties as set forth in Schedule 1, attached hereto and incorporated by reference and VAN KAMPEN AMERICAN CAPITAL, INC.

                               W I T N E S S E T H

         WHEREAS, Morgan Stanley Fund, Inc. being an open-end management investment company as that term is defined in the Investment Company Act of 1940, as amended, wishes to become a party to the Agreement; and

         WHEREAS, the original parties desire to add the aforementioned additional entity as a party to the Agreement;

         NOW, THEREFORE, in consideration of the promises and mutual covenants spelled out in the Agreement and herein, it is hereby agreed that Schedule 1 of the Agreement be amended to add Morgan Stanley Fund, Inc.

         IN WITNESS WHEREOF, the parties have caused this Amendment One to be executed this 31st day of May, 1997.




ALL OF THE PARTIES SET FORTH IN SCHEDULE 1
ATTACHED HERETO



By:  /s/ Ronald A. Nyberg
     -------------------------------------
         Ronald A. Nyberg
         Executive Vice President


VAN KAMPEN AMERICAN CAPITAL, INC.



By: /s/ Dennis J. McDonnell
    --------------------------------------
         Dennis J. McDonnell
         Executive Vice President



MORGAN STANLEY FUND, INC.



By:
    --------------------------------------
         Ronald A. Nyberg
         Vice President, Secretary

                                   SCHEDULE 1

1. VAN KAMPEN AMERICAN CAPITAL U.S. GOVERNMENT TRUST, on behalf of its series, Van Kampen American Capital U.S. Government Fund

2. VAN KAMPEN AMERICAN CAPITAL TAX FREE TRUST, on behalf of its series, Van Kampen American Capital Insured Tax Free Income Fund, Van Kampen American Capital Tax Free High Income Fund, Van Kampen American Capital California Insured Tax Free Fund, Van Kampen American Capital Municipal Income Fund, Van Kampen American Capital Intermediate Term Municipal Income Fund, Van Kampen American Capital New York Tax Free Income Fund, Van Kampen American Capital New Jersey Tax Free Income Fund, Van Kampen American Capital Florida Insured Tax Free Income Fund, Van Kampen American Capital California Tax Free Income Fund, Van Kampen American Capital Michigan Tax Free Income Fund, Van Kampen American Capital Missouri Tax Free Income Fund and Van Kampen American Capital Ohio Tax Free Income Fund

3. VAN KAMPEN AMERICAN CAPITAL TRUST, on behalf of its series, Van Kampen American Capital High Yield Fund, Van Kampen American Capital Short-Term Global Income Fund and Van Kampen American Capital Strategic Income Fund

4. VAN KAMPEN AMERICAN CAPITAL EQUITY TRUST, on behalf of its series, Van Kampen American Capital Utility Fund, Van Kampen American Capital Value Fund, Van Kampen American Capital Growth Fund, Van Kampen American Capital Great American Companies Fund, Van Kampen American Capital Prospector Fund and Van Kampen American Capital Aggressive Growth Fund

5.       VAN KAMPEN AMERICAN CAPITAL PENNSYLVANIA TAX FREE INCOME FUND

6.       VAN KAMPEN AMERICAN CAPITAL TAX FREE MONEY FUND

7.       VAN KAMPEN AMERICAN CAPITAL FOREIGN SECURITIES FUND

8.       VAN KAMPEN AMERICAN CAPITAL MUNICIPAL INCOME TRUST

9.       VAN KAMPEN AMERICAN CAPITAL CALIFORNIA MUNICIPAL TRUST

10.      VAN KAMPEN AMERICAN CAPITAL HIGH INCOME TRUST

11.      VAN KAMPEN AMERICAN CAPITAL HIGH INCOME TRUST II

12.      VAN KAMPEN AMERICAN CAPITAL PRIME RATE INCOME TRUST

13.      VAN KAMPEN AMERICAN CAPITAL INVESTMENT GRADE MUNICIPAL TRUST

14.      VAN KAMPEN AMERICAN CAPITAL MUNICIPAL TRUST

15.      VAN KAMPEN AMERICAN CAPITAL CALIFORNIA QUALITY MUNICIPAL TRUST

16.      VAN KAMPEN AMERICAN CAPITAL FLORIDA QUALITY MUNICIPAL TRUST

17.      VAN KAMPEN AMERICAN CAPITAL NEW YORK QUALITY MUNICIPAL TRUST

18.      VAN KAMPEN AMERICAN CAPITAL OHIO QUALITY MUNICIPAL TRUST

19.      VAN KAMPEN AMERICAN CAPITAL PENNSYLVANIA QUALITY MUNICIPAL TRUST

20.      VAN KAMPEN AMERICAN CAPITAL TRUST FOR INSURED MUNICIPALS

21.      VAN KAMPEN AMERICAN CAPITAL TRUST FOR INVESTMENT GRADE MUNICIPALS

22.      VAN KAMPEN AMERICAN CAPITAL TRUST FOR INVESTMENT GRADE CALIFORNIA
         MUNICIPALS

23.      VAN KAMPEN AMERICAN CAPITAL TRUST FOR INVESTMENT GRADE FLORIDA
         MUNICIPALS

24.      VAN KAMPEN AMERICAN CAPITAL TRUST FOR INVESTMENT GRADE NEW JERSEY
         MUNICIPALS

25.      VAN KAMPEN AMERICAN CAPITAL TRUST FOR INVESTMENT GRADE NEW YORK
         MUNICIPALS

26.      VAN KAMPEN AMERICAN CAPITAL TRUST FOR INVESTMENT GRADE PENNSYLVANIA
         MUNICIPALS

27.      VAN KAMPEN AMERICAN CAPITAL MUNICIPAL OPPORTUNITY TRUST

28.      VAN KAMPEN AMERICAN CAPITAL ADVANTAGE MUNICIPAL INCOME TRUST

29.      VAN KAMPEN AMERICAN CAPITAL ADVANTAGE PENNSYLVANIA MUNICIPAL INCOME
         TRUST

30.      VAN KAMPEN AMERICAN CAPITAL STRATEGIC SECTOR MUNICIPAL TRUST

31.      VAN KAMPEN AMERICAN CAPITAL VALUE MUNICIPAL INCOME TRUST

32.      VAN KAMPEN AMERICAN CAPITAL CALIFORNIA VALUE MUNICIPAL INCOME TRUST

33.      VAN KAMPEN AMERICAN CAPITAL MASSACHUSETTS VALUE MUNICIPAL INCOME TRUST

34.      VAN KAMPEN AMERICAN CAPITAL NEW JERSEY VALUE MUNICIPAL INCOME TRUST

35.      VAN KAMPEN AMERICAN CAPITAL NEW YORK VALUE MUNICIPAL INCOME TRUST

36.      VAN KAMPEN AMERICAN CAPITAL OHIO VALUE MUNICIPAL INCOME TRUST

37.      VAN KAMPEN AMERICAN CAPITAL PENNSYLVANIA VALUE MUNICIPAL INCOME TRUST

38.      VAN KAMPEN AMERICAN CAPITAL MUNICIPAL OPPORTUNITY TRUST II

39.      VAN KAMPEN AMERICAN CAPITAL FLORIDA MUNICIPAL OPPORTUNITY TRUST

40.      VAN KAMPEN AMERICAN CAPITAL ADVANTAGE MUNICIPAL INCOME TRUST II

41.      VAN KAMPEN AMERICAN CAPITAL SELECT SECTOR MUNICIPAL TRUST

42. THE EXPLORER INSTITUTIONAL TRUST, on behalf of its sub-trusts, Explorer Institutional Active Core Fund and Explorer Institutional Limited Duration Fund

43.      MORGAN STANLEY FUND INC., on behalf of its series
              Morgan Stanley Emerging Markets Debt Fund
              Morgan Stanley Global Fixed Income Fund
              Morgan Stanley High Yield Fund
              Morgan Stanley Worldwide High Income Fund
              Morgan Stanley American Value Fund
              Morgan Stanley Aggressive Equity Fund
              Morgan Stanley U.S. Real Estate Fund
              Morgan Stanley Equity Growth Fund
              Morgan Stanley Midcap Growth Fund
              Morgan Stanley Value Fund
              Morgan Stanley Global Equity Allocation Fund
              Morgan Stanley Global Equity Fund
              Morgan Stanley Asian Growth Fund
              Morgan Stanley Emerging Markets Fund
              Morgan Stanley Latin American Fund
              Morgan Stanley International Magnum Fund
              Morgan Stanley Japanese Equity Fund
              Morgan Stanley Money Market Fund
              Morgan Stanley Tax-Free Money Market Fund
              Morgan Stanley Government Obligations Money Market Fund.

                                  AMENDMENT TWO

                                     TO THE
                  AMENDED AND RESTATED LEGAL SERVICES AGREEMENT
                               DATED MAY 31, 1997


         THIS AMENDMENT TWO to the Amended and Restated Legal Services Agreement dated May 31, 1997 by and between the parties as set forth in Schedule 1, attached hereto and incorporated by reference and VAN KAMPEN AMERICAN CAPITAL, INC.

                               W I T N E S S E T H

         WHEREAS, Van Kampen American Capital Senior Floating Rate Fund, being a closed-end registered investment company as that term is defined in the Investment Company Act of 1940, as amended, wishes to become a party to the Agreement; and

         WHEREAS, the original parties desire to add the aforementioned additional entity as a party to the Agreement;

         NOW, THEREFORE, in consideration of the promises and mutual covenants spelled out in the Agreement and herein, it is hereby agreed that Schedule 1 of the Agreement be amended to add Van Kampen American Capital Senior Floating Rate Fund

         IN WITNESS WHEREOF, the parties have caused this Amendment Two to be executed this 19th day of December, 1997.




ALL OF THE PARTIES SET FORTH IN SCHEDULE 1
ATTACHED HERETO



By:  /s/ Ronald A. Nyberg
     ---------------------------------
         Ronald A. Nyberg
         Executive Vice President


VAN KAMPEN AMERICAN CAPITAL, INC.



By:  /s/ Dennis J. McDonnell
     ---------------------------------
         Dennis J. McDonnell
         Executive Vice President

                                   SCHEDULE 1

1. VAN KAMPEN AMERICAN CAPITAL U.S. GOVERNMENT TRUST, on behalf of its series, Van Kampen American Capital U.S. Government Fund

2. VAN KAMPEN AMERICAN CAPITAL TAX FREE TRUST, on behalf of its series, Van Kampen American Capital Insured Tax Free Income Fund, Van Kampen American Capital Tax Free High Income Fund, Van Kampen American Capital California Insured Tax Free Fund, Van Kampen American Capital Municipal Income Fund, Van Kampen American Capital Intermediate Term Municipal Income Fund, Van Kampen American Capital New York Tax Free Income Fund, Van Kampen American Capital New Jersey Tax Free Income Fund, Van Kampen American Capital Florida Insured Tax Free Income Fund, Van Kampen American Capital California Tax Free Income Fund, Van Kampen American Capital Michigan Tax Free Income Fund, Van Kampen American Capital Missouri Tax Free Income Fund and Van Kampen American Capital Ohio Tax Free Income Fund

3. VAN KAMPEN AMERICAN CAPITAL TRUST, on behalf of its series, Van Kampen American Capital High Yield Fund, Van Kampen American Capital Short-Term Global Income Fund and Van Kampen American Capital Strategic Income Fund

5. VAN KAMPEN AMERICAN CAPITAL EQUITY TRUST, on behalf of its series, Van Kampen American Capital Utility Fund, Van Kampen American Capital Value Fund, Van Kampen American Capital Growth Fund, Van Kampen American Capital Great American Companies Fund, Van Kampen American Capital Prospector Fund and Van Kampen American Capital Aggressive Growth Fund

5.       VAN KAMPEN AMERICAN CAPITAL PENNSYLVANIA TAX FREE INCOME FUND

6.       VAN KAMPEN AMERICAN CAPITAL TAX FREE MONEY FUND

7.       VAN KAMPEN AMERICAN CAPITAL FOREIGN SECURITIES FUND

8.       VAN KAMPEN AMERICAN CAPITAL MUNICIPAL INCOME TRUST

9.       VAN KAMPEN AMERICAN CAPITAL CALIFORNIA MUNICIPAL TRUST

10.      VAN KAMPEN AMERICAN CAPITAL HIGH INCOME TRUST

11.      VAN KAMPEN AMERICAN CAPITAL HIGH INCOME TRUST II

12.      VAN KAMPEN AMERICAN CAPITAL PRIME RATE INCOME TRUST

13.      VAN KAMPEN AMERICAN CAPITAL INVESTMENT GRADE MUNICIPAL TRUST

14.      VAN KAMPEN AMERICAN CAPITAL MUNICIPAL TRUST

15.      VAN KAMPEN AMERICAN CAPITAL CALIFORNIA QUALITY MUNICIPAL TRUST

16.      VAN KAMPEN AMERICAN CAPITAL FLORIDA QUALITY MUNICIPAL TRUST

17.      VAN KAMPEN AMERICAN CAPITAL NEW YORK QUALITY MUNICIPAL TRUST

18.      VAN KAMPEN AMERICAN CAPITAL OHIO QUALITY MUNICIPAL TRUST

19.      VAN KAMPEN AMERICAN CAPITAL PENNSYLVANIA QUALITY MUNICIPAL TRUST

20.      VAN KAMPEN AMERICAN CAPITAL TRUST FOR INSURED MUNICIPALS

21.      VAN KAMPEN AMERICAN CAPITAL TRUST FOR INVESTMENT GRADE MUNICIPALS

22.      VAN KAMPEN AMERICAN CAPITAL TRUST FOR INVESTMENT GRADE CALIFORNIA
         MUNICIPALS

23.      VAN KAMPEN AMERICAN CAPITAL TRUST FOR INVESTMENT GRADE FLORIDA
         MUNICIPALS

24.      VAN KAMPEN AMERICAN CAPITAL TRUST FOR INVESTMENT GRADE NEW JERSEY
         MUNICIPALS

25.      VAN KAMPEN AMERICAN CAPITAL TRUST FOR INVESTMENT GRADE NEW YORK
         MUNICIPALS

26.      VAN KAMPEN AMERICAN CAPITAL TRUST FOR INVESTMENT GRADE PENNSYLVANIA
         MUNICIPALS

27.      VAN KAMPEN AMERICAN CAPITAL MUNICIPAL OPPORTUNITY TRUST

28.      VAN KAMPEN AMERICAN CAPITAL ADVANTAGE MUNICIPAL INCOME TRUST

29.      VAN KAMPEN AMERICAN CAPITAL ADVANTAGE PENNSYLVANIA MUNICIPAL INCOME
         TRUST

30.      VAN KAMPEN AMERICAN CAPITAL STRATEGIC SECTOR MUNICIPAL TRUST

31.      VAN KAMPEN AMERICAN CAPITAL VALUE MUNICIPAL INCOME TRUST

32.      VAN KAMPEN AMERICAN CAPITAL CALIFORNIA VALUE MUNICIPAL INCOME TRUST

33.      VAN KAMPEN AMERICAN CAPITAL MASSACHUSETTS VALUE MUNICIPAL INCOME TRUST

34.      VAN KAMPEN AMERICAN CAPITAL NEW JERSEY VALUE MUNICIPAL INCOME TRUST

35.      VAN KAMPEN AMERICAN CAPITAL NEW YORK VALUE MUNICIPAL INCOME TRUST

36.      VAN KAMPEN AMERICAN CAPITAL OHIO VALUE MUNICIPAL INCOME TRUST

37.      VAN KAMPEN AMERICAN CAPITAL PENNSYLVANIA VALUE MUNICIPAL INCOME TRUST

38.      VAN KAMPEN AMERICAN CAPITAL MUNICIPAL OPPORTUNITY TRUST II

39.      VAN KAMPEN AMERICAN CAPITAL FLORIDA MUNICIPAL OPPORTUNITY TRUST

40.      VAN KAMPEN AMERICAN CAPITAL ADVANTAGE MUNICIPAL INCOME TRUST II

41.      VAN KAMPEN AMERICAN CAPITAL SELECT SECTOR MUNICIPAL TRUST

43. THE EXPLORER INSTITUTIONAL TRUST, on behalf of its sub-trusts, Explorer Institutional Active Core Fund and Explorer Institutional Limited Duration Fund

44.      VAN KAMPEN AMERICAN CAPITAL SENIOR FLOATING RATE FUND

44.      MORGAN STANLEY FUND INC., on behalf of its series
              Morgan Stanley Emerging Markets Debt Fund
              Morgan Stanley Global Fixed Income Fund
              Morgan Stanley High Yield Fund
              Morgan Stanley Worldwide High Income Fund
              Morgan Stanley American Value Fund
              Morgan Stanley Aggressive Equity Fund
              Morgan Stanley U.S. Real Estate Fund
              Morgan Stanley Equity Growth Fund
              Morgan Stanley Midcap Growth Fund
              Morgan Stanley Value Fund
              Morgan Stanley Global Equity Allocation Fund
              Morgan Stanley Global Equity Fund
              Morgan Stanley Asian Growth Fund
              Morgan Stanley Emerging Markets Fund
              Morgan Stanley Latin American Fund
              Morgan Stanley International Magnum Fund
              Morgan Stanley Japanese Equity Fund
              Morgan Stanley Money Market Fund
              Morgan Stanley Tax-Free Money Market Fund
              Morgan Stanley Government Obligations Money Market Fund.

                                 AMENDMENT THREE

                                     TO THE
                  AMENDED AND RESTATED LEGAL SERVICES AGREEMENT
                               DATED MAY 31, 1997


         THIS AMENDMENT THREE to the Amended and Restated Legal Services Agreement dated May 31, 1997 by and between the parties as set forth in Schedule 1, attached hereto and incorporated by reference and VAN KAMPEN AMERICAN CAPITAL, INC.

                               W I T N E S S E T H

         WHEREAS, Van Kampen American Capital Senior Income Trust, being a closed-end registered investment company as that term is defined in the Investment Company Act of 1940, as amended, wishes to become a party to the Agreement; and

         WHEREAS, the original parties desire to add the aforementioned additional entity as a party to the Agreement;

         NOW, THEREFORE, in consideration of the promises and mutual covenants spelled out in the Agreement and herein, it is hereby agreed that Schedule 1 of the Agreement be amended to add Van Kampen American Capital Senior Income Trust.

         IN WITNESS WHEREOF, the parties have caused this Amendment Three to be executed this 22nd day of April, 1998.




ALL OF THE PARTIES SET FORTH IN SCHEDULE 1
ATTACHED HERETO



By:  /s/ Ronald A. Nyberg
     ----------------------------------
         Ronald A. Nyberg
         Executive Vice President


VAN KAMPEN AMERICAN CAPITAL, INC.



By:  /s/ Dennis J. McDonnell
     ----------------------------------
         Dennis J. McDonnell
         Executive Vice President

                                   SCHEDULE 1

1. VAN KAMPEN AMERICAN CAPITAL U.S. GOVERNMENT TRUST, on behalf of its series, Van Kampen American Capital U.S. Government Fund

2. VAN KAMPEN AMERICAN CAPITAL TAX FREE TRUST, on behalf of its series, Van Kampen American Capital Insured Tax Free Income Fund, Van Kampen American Capital Tax Free High Income Fund, Van Kampen American Capital California Insured Tax Free Fund, Van Kampen American Capital Municipal Income Fund, Van Kampen American Capital Intermediate Term Municipal Income Fund, Van Kampen American Capital New York Tax Free Income Fund, Van Kampen American Capital New Jersey Tax Free Income Fund, Van Kampen American Capital Florida Insured Tax Free Income Fund, Van Kampen American Capital California Tax Free Income Fund, Van Kampen American Capital Michigan Tax Free Income Fund, Van Kampen American Capital Missouri Tax Free Income Fund and Van Kampen American Capital Ohio Tax Free Income Fund

3. VAN KAMPEN AMERICAN CAPITAL TRUST, on behalf of its series, Van Kampen American Capital High Yield Fund, Van Kampen American Capital Short-Term Global Income Fund and Van Kampen American Capital Strategic Income Fund

6. VAN KAMPEN AMERICAN CAPITAL EQUITY TRUST, on behalf of its series, Van Kampen American Capital Utility Fund, Van Kampen American Capital Value Fund, Van Kampen American Capital Growth Fund, Van Kampen American Capital Great American Companies Fund, Van Kampen American Capital Prospector Fund and Van Kampen American Capital Aggressive Growth Fund

5.       VAN KAMPEN AMERICAN CAPITAL PENNSYLVANIA TAX FREE INCOME FUND

6.       VAN KAMPEN AMERICAN CAPITAL TAX FREE MONEY FUND

7.       VAN KAMPEN AMERICAN CAPITAL FOREIGN SECURITIES FUND

8.       VAN KAMPEN AMERICAN CAPITAL MUNICIPAL INCOME TRUST

9.       VAN KAMPEN AMERICAN CAPITAL CALIFORNIA MUNICIPAL TRUST

10.      VAN KAMPEN AMERICAN CAPITAL HIGH INCOME TRUST

11.      VAN KAMPEN AMERICAN CAPITAL HIGH INCOME TRUST II

13.      VAN KAMPEN AMERICAN CAPITAL PRIME RATE INCOME TRUST

13.      VAN KAMPEN AMERICAN CAPITAL SENIOR FLOATING RATE FUND

14.      VAN KAMPEN AMERICAN CAPITAL INVESTMENT GRADE MUNICIPAL TRUST

15.      VAN KAMPEN AMERICAN CAPITAL MUNICIPAL TRUST

16.      VAN KAMPEN AMERICAN CAPITAL CALIFORNIA QUALITY MUNICIPAL TRUST

17.      VAN KAMPEN AMERICAN CAPITAL FLORIDA QUALITY MUNICIPAL TRUST

18.      VAN KAMPEN AMERICAN CAPITAL NEW YORK QUALITY MUNICIPAL TRUST

19.      VAN KAMPEN AMERICAN CAPITAL OHIO QUALITY MUNICIPAL TRUST

20.      VAN KAMPEN AMERICAN CAPITAL PENNSYLVANIA QUALITY MUNICIPAL TRUST

21.      VAN KAMPEN AMERICAN CAPITAL TRUST FOR INSURED MUNICIPALS

22.      VAN KAMPEN AMERICAN CAPITAL TRUST FOR INVESTMENT GRADE MUNICIPALS

23.      VAN KAMPEN AMERICAN CAPITAL TRUST FOR INVESTMENT GRADE CALIFORNIA
         MUNICIPALS

24.      VAN KAMPEN AMERICAN CAPITAL TRUST FOR INVESTMENT GRADE FLORIDA
         MUNICIPALS

25.      VAN KAMPEN AMERICAN CAPITAL TRUST FOR INVESTMENT GRADE NEW JERSEY
         MUNICIPALS

26.      VAN KAMPEN AMERICAN CAPITAL TRUST FOR INVESTMENT GRADE NEW YORK
         MUNICIPALS

27.      VAN KAMPEN AMERICAN CAPITAL TRUST FOR INVESTMENT GRADE PENNSYLVANIA
         MUNICIPALS

28.      VAN KAMPEN AMERICAN CAPITAL MUNICIPAL OPPORTUNITY TRUST

29.      VAN KAMPEN AMERICAN CAPITAL ADVANTAGE MUNICIPAL INCOME TRUST

30.      VAN KAMPEN AMERICAN CAPITAL ADVANTAGE PENNSYLVANIA MUNICIPAL INCOME
         TRUST

31.      VAN KAMPEN AMERICAN CAPITAL STRATEGIC SECTOR MUNICIPAL TRUST

32.      VAN KAMPEN AMERICAN CAPITAL VALUE MUNICIPAL INCOME TRUST

33.      VAN KAMPEN AMERICAN CAPITAL CALIFORNIA VALUE MUNICIPAL INCOME TRUST

34.      VAN KAMPEN AMERICAN CAPITAL MASSACHUSETTS VALUE MUNICIPAL INCOME TRUST

35.      VAN KAMPEN AMERICAN CAPITAL NEW JERSEY VALUE MUNICIPAL INCOME TRUST

36.      VAN KAMPEN AMERICAN CAPITAL NEW YORK VALUE MUNICIPAL INCOME TRUST

37.      VAN KAMPEN AMERICAN CAPITAL OHIO VALUE MUNICIPAL INCOME TRUST

38.      VAN KAMPEN AMERICAN CAPITAL PENNSYLVANIA VALUE MUNICIPAL INCOME TRUST

39.      VAN KAMPEN AMERICAN CAPITAL MUNICIPAL OPPORTUNITY TRUST II

40.      VAN KAMPEN AMERICAN CAPITAL FLORIDA MUNICIPAL OPPORTUNITY TRUST

41.      VAN KAMPEN AMERICAN CAPITAL ADVANTAGE MUNICIPAL INCOME TRUST II

42.      VAN KAMPEN AMERICAN CAPITAL SELECT SECTOR MUNICIPAL TRUST

43. THE EXPLORER INSTITUTIONAL TRUST, on behalf of its sub-trusts, Explorer Institutional Active Core Fund and Explorer Institutional Limited Duration Fund

44.      VAN KAMPEN AMERICAN CAPITAL SENIOR INCOME TRUST

45.      MORGAN STANLEY FUND INC., on behalf of its series
              Morgan Stanley Emerging Markets Debt Fund
              Morgan Stanley Global Fixed Income Fund
              Morgan Stanley High Yield Fund
              Morgan Stanley Worldwide High Income Fund
              Morgan Stanley American Value Fund
              Morgan Stanley Aggressive Equity Fund
              Morgan Stanley U.S. Real Estate Fund
              Morgan Stanley Equity Growth Fund
              Morgan Stanley Midcap Growth Fund
              Morgan Stanley Value Fund
              Morgan Stanley Global Equity Allocation Fund
              Morgan Stanley Global Equity Fund
              Morgan Stanley Asian Growth Fund
              Morgan Stanley Emerging Markets Fund
              Morgan Stanley Latin American Fund
              Morgan Stanley International Magnum Fund
              Morgan Stanley Japanese Equity Fund
              Morgan Stanley Money Market Fund
              Morgan Stanley Tax-Free Money Market Fund
              Morgan Stanley Government Obligations Money Market Fund.

                                 AMENDMENT FOUR

                                     TO THE
                  AMENDED AND RESTATED LEGAL SERVICES AGREEMENT
                               DATED MAY 31, 1997


         THIS AMENDMENT FOUR to the Amended and Restated Legal Services Agreement dated May 31, 1997 by and between the parties as set forth in Schedule 1, attached hereto and incorporated by reference and VAN KAMPEN INVESTMENTS INC.

                               W I T N E S S E T H

         WHEREAS, Van Kampen Global Franchise Fund, being an open-end management investment company as that term is defined in the Investment Company Act of 1940, as amended, wishes to become a party to the Agreement; and

         WHEREAS, the original parties desire to add the aforementioned additional entity as a party to the Agreement;

         NOW, THEREFORE, in consideration of the promises and mutual covenants spelled out in the Agreement and herein, it is hereby agreed that Schedule 1 of the Agreement be amended to add Van Kampen Global Franchise Fund.

         IN WITNESS WHEREOF, the parties have caused this Amendment Four to be executed this 30th day of July, 1998.




ALL OF THE PARTIES SET FORTH IN SCHEDULE 1
ATTACHED HERETO



By:  /s/ Ronald A. Nyberg
     --------------------------------
         Ronald A. Nyberg
         Executive Vice President


VAN KAMPEN INVESTMENTS INC.



By:  /s/ Dennis J. McDonnell
     --------------------------------
         Dennis J. McDonnell
         Executive Vice President

                                   SCHEDULE 1

1. VAN KAMPEN U.S. GOVERNMENT TRUST, on behalf of its series, Van Kampen U.S. Government Fund

2. VAN KAMPEN TAX FREE TRUST, on behalf of its series, Van Kampen Insured Tax Free Income Fund, Van Kampen Tax Free High Income Fund, Van Kampen California Insured Tax Free Fund, Van Kampen Municipal Income Fund, Van Kampen Intermediate Term Municipal Income Fund, Van Kampen New York Tax Free Income Fund, Van Kampen New Jersey Tax Free Income Fund, Van Kampen Florida Insured Tax Free Income Fund, Van Kampen California Tax Free Income Fund, Van Kampen Michigan Tax Free Income Fund, Van Kampen Missouri Tax Free Income Fund and Van Kampen Ohio Tax Free Income Fund

3. VAN KAMPEN TRUST, on behalf of its series, Van Kampen High Yield Fund, Van Kampen Short-Term Global Income Fund and Van Kampen Strategic Income Fund

7. VAN KAMPEN EQUITY TRUST, on behalf of its series, Van Kampen Utility Fund, Van Kampen American Capital Value Fund, Van Kampen Growth Fund, Van Kampen Great American Companies Fund, Van Kampen Prospector Fund and Van Kampen Aggressive Growth Fund

5.       VAN KAMPEN PENNSYLVANIA TAX FREE INCOME FUND

6.       VAN KAMPEN TAX FREE MONEY FUND

7.       VAN KAMPEN FOREIGN SECURITIES FUND

8.       VAN KAMPEN AMERICAN CAPITAL MUNICIPAL INCOME TRUST

9.       VAN KAMPEN AMERICAN CAPITAL CALIFORNIA MUNICIPAL TRUST

10.      VAN KAMPEN AMERICAN CAPITAL HIGH INCOME TRUST

11.      VAN KAMPEN AMERICAN CAPITAL HIGH INCOME TRUST II

14.      VAN KAMPEN PRIME RATE INCOME TRUST

13.      VAN KAMPEN SENIOR FLOATING RATE FUND

43.      VAN KAMPEN AMERICAN CAPITAL INVESTMENT GRADE MUNICIPAL TRUST

44.      VAN KAMPEN AMERICAN CAPITAL MUNICIPAL TRUST

45.      VAN KAMPEN AMERICAN CAPITAL CALIFORNIA QUALITY MUNICIPAL TRUST

46.      VAN KAMPEN AMERICAN CAPITAL FLORIDA QUALITY MUNICIPAL TRUST

47.      VAN KAMPEN AMERICAN CAPITAL NEW YORK QUALITY MUNICIPAL TRUST

48.      VAN KAMPEN AMERICAN CAPITAL OHIO QUALITY MUNICIPAL TRUST

49.      VAN KAMPEN AMERICAN CAPITAL PENNSYLVANIA QUALITY MUNICIPAL TRUST

50.      VAN KAMPEN AMERICAN CAPITAL TRUST FOR INSURED MUNICIPALS

51.      VAN KAMPEN AMERICAN CAPITAL TRUST FOR INVESTMENT GRADE MUNICIPALS

52.      VAN KAMPEN AMERICAN CAPITAL TRUST FOR INVESTMENT GRADE CALIFORNIA
         MUNICIPALS

53.      VAN KAMPEN AMERICAN CAPITAL TRUST FOR INVESTMENT GRADE FLORIDA
         MUNICIPALS

54.      VAN KAMPEN AMERICAN CAPITAL TRUST FOR INVESTMENT GRADE NEW JERSEY
         MUNICIPALS

55.      VAN KAMPEN AMERICAN CAPITAL TRUST FOR INVESTMENT GRADE NEW YORK
         MUNICIPALS

56.      VAN KAMPEN AMERICAN CAPITAL TRUST FOR INVESTMENT GRADE PENNSYLVANIA
         MUNICIPALS

57.      VAN KAMPEN AMERICAN CAPITAL MUNICIPAL OPPORTUNITY TRUST

58.      VAN KAMPEN AMERICAN CAPITAL ADVANTAGE MUNICIPAL INCOME TRUST

59.      VAN KAMPEN AMERICAN CAPITAL ADVANTAGE PENNSYLVANIA MUNICIPAL INCOME
         TRUST

60.      VAN KAMPEN AMERICAN CAPITAL STRATEGIC SECTOR MUNICIPAL TRUST

61.      VAN KAMPEN AMERICAN CAPITAL VALUE MUNICIPAL INCOME TRUST

62.      VAN KAMPEN AMERICAN CAPITAL CALIFORNIA VALUE MUNICIPAL INCOME TRUST

63.      VAN KAMPEN AMERICAN CAPITAL MASSACHUSETTS VALUE MUNICIPAL INCOME TRUST

64.      VAN KAMPEN AMERICAN CAPITAL NEW JERSEY VALUE MUNICIPAL INCOME TRUST

65.      VAN KAMPEN AMERICAN CAPITAL NEW YORK VALUE MUNICIPAL INCOME TRUST

66.      VAN KAMPEN AMERICAN CAPITAL OHIO VALUE MUNICIPAL INCOME TRUST

67.      VAN KAMPEN AMERICAN CAPITAL PENNSYLVANIA VALUE MUNICIPAL INCOME TRUST

68.      VAN KAMPEN AMERICAN CAPITAL MUNICIPAL OPPORTUNITY TRUST II

69.      VAN KAMPEN AMERICAN CAPITAL FLORIDA MUNICIPAL OPPORTUNITY TRUST

70.      VAN KAMPEN AMERICAN CAPITAL ADVANTAGE MUNICIPAL INCOME TRUST II

71.      VAN KAMPEN AMERICAN CAPITAL SELECT SECTOR MUNICIPAL TRUST

44. THE EXPLORER INSTITUTIONAL TRUST, on behalf of its sub-trusts, Explorer Institutional Active Core Fund and Explorer Institutional Limited Duration Fund

44.      VAN KAMPEN AMERICAN CAPITAL SENIOR INCOME TRUST

45.      VAN KAMPEN SERIES FUND, INC., on behalf of its series
              Van Kampen Emerging Markets Debt Fund
              Van Kampen Global Fixed Income Fund
              Van Kampen High Yield & Total Return Fund
              Van Kampen Worldwide High Income Fund
              Van Kampen American Value Fund
              Van Kampen Aggressive Equity Fund
              Van Kampen U.S. Real Estate Fund
              Van Kampen Equity Growth Fund
              Van Kampen Mid Cap Growth Fund
              Van Kampen Value Fund
              Van Kampen Global Equity Allocation Fund
              Van Kampen Global Equity Fund
              Van Kampen Asian Growth Fund
              Van Kampen Emerging Markets Fund
              Van Kampen Latin American Fund
              Van Kampen International Magnum Fund
              Van Kampen Japanese Equity Fund
              Morgan Stanley Money Market Fund
              Morgan Stanley Tax-Free Money Market Fund
              Morgan Stanley Government Obligations Money Market Fund Van Kampen Growth & Income Fund II
              Van Kampen Global Franchise Fund

                                 AMENDMENT FIVE

                                     TO THE
                  AMENDED AND RESTATED LEGAL SERVICES AGREEMENT
                               DATED MAY 31, 1997


         THIS AMENDMENT FIVE to the Amended and Restated Legal Services Agreement dated May 31, 1997 by and between the parties as set forth in Schedule 1, attached hereto and incorporated by reference and VAN KAMPEN INVESTMENTS INC.

                               W I T N E S S E T H

         WHEREAS, Van Kampen Small Capitalization Value Fund, a series of Van Kampen Equity Trust and Van Kampen Managed Short Term Income Fund, a series of Van Kampen Trust, each being an open-end management investment company as that term is defined in the Investment Company Act of 1940, as amended, wish to become a party to the Agreement; and

         WHEREAS, the original parties desire to add the aforementioned additional entities as parties to the Agreement;

         NOW, THEREFORE, in consideration of the promises and mutual covenants spelled out in the Agreement and herein, it is hereby agreed that Schedule 1 of the Agreement be amended to add Van Kampen Small Cap Value Fund and Van Kampen Managed Short Term Income Fund.

         IN WITNESS WHEREOF, the parties have caused this Amendment Five to be executed this 4th day of February, 1999.




ALL OF THE PARTIES SET FORTH IN SCHEDULE 1
ATTACHED HERETO



By:   /s/ Dennis J. McDonnell
      -----------------------------------
         Dennis J. McDonnell
         President




VAN KAMPEN INVESTMENTS INC.



By:   /s/ Dennis J. McDonnell
      -----------------------------------
         Dennis J. McDonnell
         Executive Vice President

                                   SCHEDULE 1

1. VAN KAMPEN U.S. GOVERNMENT TRUST, on behalf of its series, Van Kampen U.S. Government Fund

2. VAN KAMPEN TAX FREE TRUST, on behalf of its series, Van Kampen Insured Tax Free Income Fund, Van Kampen Tax Free High Income Fund, Van Kampen California Insured Tax Free Fund, Van Kampen Municipal Income Fund, Van Kampen Intermediate Term Municipal Income Fund, Van Kampen New York Tax Free Income Fund, Van Kampen New Jersey Tax Free Income Fund, Van Kampen Florida Insured Tax Free Income Fund, Van Kampen California Tax Free Income Fund, Van Kampen Michigan Tax Free Income Fund, Van Kampen Missouri Tax Free Income Fund and Van Kampen Ohio Tax Free Income Fund

3. VAN KAMPEN TRUST, on behalf of its series, Van Kampen High Yield Fund, Van Kampen Short-Term Global Income Fund, Van Kampen Strategic Income Fund and Van Kampen Managed Short Term Income Fund

8. VAN KAMPEN EQUITY TRUST, on behalf of its series, Van Kampen Utility Fund, Van Kampen Mid Cap Value Fund, Van Kampen Growth Fund, Van Kampen Great American Companies Fund, Van Kampen Prospector Fund, Van Kampen Aggressive Growth Fund and Small Cap Value Fund

5.       VAN KAMPEN PENNSYLVANIA TAX FREE INCOME FUND

6.       VAN KAMPEN TAX FREE MONEY FUND

7.       VAN KAMPEN MUNICIPAL INCOME TRUST

8.       VAN KAMPEN CALIFORNIA MUNICIPAL TRUST

9.       VAN KAMPEN HIGH INCOME TRUST

10.      VAN KAMPEN HIGH INCOME TRUST II

11.      VAN KAMPEN PRIME RATE INCOME TRUST

12.      VAN KAMPEN SENIOR FLOATING RATE FUND

13.      VAN KAMPEN INVESTMENT GRADE MUNICIPAL TRUST

14.      VAN KAMPEN MUNICIPAL TRUST

15.      VAN KAMPEN CALIFORNIA QUALITY MUNICIPAL TRUST

16.      VAN KAMPEN FLORIDA QUALITY MUNICIPAL TRUST

17.      VAN KAMPEN NEW YORK QUALITY MUNICIPAL TRUST

18.      VAN KAMPEN OHIO QUALITY MUNICIPAL TRUST

19.      VAN KAMPEN PENNSYLVANIA QUALITY MUNICIPAL TRUST

20.      VAN KAMPEN TRUST FOR INSURED MUNICIPALS

21.      VAN KAMPEN TRUST FOR INVESTMENT GRADE MUNICIPALS

22.      VAN KAMPEN TRUST FOR INVESTMENT GRADE CALIFORNIA MUNICIPALS

23.      VAN KAMPEN TRUST FOR INVESTMENT GRADE FLORIDA MUNICIPALS

24.      VAN KAMPEN TRUST FOR INVESTMENT GRADE NEW JERSEY MUNICIPALS

25.      VAN KAMPEN TRUST FOR INVESTMENT GRADE NEW YORK MUNICIPALS

26.      VAN KAMPEN TRUST FOR INVESTMENT GRADE PENNSYLVANIA MUNICIPALS

27.      VAN KAMPEN MUNICIPAL OPPORTUNITY TRUST

28.      VAN KAMPEN ADVANTAGE MUNICIPAL INCOME TRUST

29.      VAN KAMPEN ADVANTAGE PENNSYLVANIA MUNICIPAL INCOME TRUST

30.      VAN KAMPEN STRATEGIC SECTOR MUNICIPAL TRUST

31.      VAN KAMPEN VALUE MUNICIPAL INCOME TRUST

32.      VAN KAMPEN CALIFORNIA VALUE MUNICIPAL INCOME TRUST

33.      VAN KAMPEN MASSACHUSETTS VALUE MUNICIPAL INCOME TRUST

34.      VAN KAMPEN NEW JERSEY VALUE MUNICIPAL INCOME TRUST

35.      VAN KAMPEN NEW YORK VALUE MUNICIPAL INCOME TRUST

36.      VAN KAMPEN OHIO VALUE MUNICIPAL INCOME TRUST

37.      VAN KAMPEN PENNSYLVANIA VALUE MUNICIPAL INCOME TRUST

38.      VAN KAMPEN MUNICIPAL OPPORTUNITY TRUST II

39.      VAN KAMPEN FLORIDA MUNICIPAL OPPORTUNITY TRUST

40.      VAN KAMPEN ADVANTAGE MUNICIPAL INCOME TRUST II

41.      VAN KAMPEN SELECT SECTOR MUNICIPAL TRUST

42. THE EXPLORER INSTITUTIONAL TRUST, on behalf of its sub-trusts, Explorer Institutional Active Core Fund and Explorer Institutional Limited Duration Fund

43.      VAN KAMPEN SENIOR INCOME TRUST

44.      VAN KAMPEN SERIES FUND, INC., on behalf of its series
              Van Kampen Emerging Markets Debt Fund
              Van Kampen Global Fixed Income Fund
              Van Kampen High Yield & Total Return Fund
              Van Kampen Worldwide High Income Fund
              Van Kampen American Value Fund
              Van Kampen Aggressive Equity Fund
              Van Kampen U.S. Real Estate Fund
              Van Kampen Equity Growth Fund
              Van Kampen Mid Cap Growth Fund
              Van Kampen Value Fund
              Van Kampen Global Equity Allocation Fund
              Van Kampen Global Equity Fund
              Van Kampen Asian Growth Fund
              Van Kampen Emerging Markets Fund
              Van Kampen Latin American Fund
              Van Kampen International Magnum Fund
              Van Kampen Japanese Equity Fund
              Morgan Stanley Money Market Fund
              Morgan Stanley Tax-Free Money Market Fund
              Morgan Stanley Government Obligations Money Market Fund Van Kampen Growth & Income Fund II
              Van Kampen Global Franchise Fund

                                  AMENDMENT SIX

                                     TO THE
                  AMENDED AND RESTATED LEGAL SERVICES AGREEMENT
                               DATED MAY 31, 1997


         THIS AMENDMENT SIX to the Amended and Restated Legal Services Agreement dated May 31, 1997 by and between the parties as set forth in Schedule 1, attached hereto and incorporated by reference and VAN KAMPEN INVESTMENTS INC.

                               W I T N E S S E T H

         WHEREAS, Van Kampen Technology Fund, a series of Van Kampen Equity Trust II, an open-end management investment company as that term is defined in the Investment Company Act of 1940, as amended, wishes to become party to the Agreement; and

         WHEREAS, the original parties desire to add the aforementioned additional entity as party to the Agreement;

         NOW, THEREFORE, in consideration of the promises and mutual covenants spelled out in the Agreement and herein, it is hereby agreed that Schedule 1 of the Agreement be amended to add Van Kampen Technology Fund.

         IN WITNESS WHEREOF, the parties have caused this Amendment Six to be executed this 26th day of May, 1999.




ALL OF THE PARTIES SET FORTH IN SCHEDULE 1
ATTACHED HERETO



By:   /s/ A. Thomas Smith III
      ---------------------------------
         A. Thomas Smith III
         Vice President and Secretary




VAN KAMPEN INVESTMENTS INC.



By:   /s/ Richard F. Powers, III
     ---------------------------------
         Richard F. Powers, III
         President and Chief Executive Officer

                                   SCHEDULE 1

1. VAN KAMPEN U.S. GOVERNMENT TRUST, on behalf of its series, Van Kampen U.S. Government Fund

2. VAN KAMPEN TAX FREE TRUST, on behalf of its series, Van Kampen Insured Tax Free Income Fund, Van Kampen Tax Free High Income Fund, Van Kampen California Insured Tax Free Fund, Van Kampen Municipal Income Fund, Van Kampen Intermediate Term Municipal Income Fund, Van Kampen New York Tax Free Income Fund, Van Kampen New Jersey Tax Free Income Fund, Van Kampen Florida Insured Tax Free Income Fund, Van Kampen California Tax Free Income Fund, Van Kampen Michigan Tax Free Income Fund, Van Kampen Missouri Tax Free Income Fund and Van Kampen Ohio Tax Free Income Fund

3. VAN KAMPEN TRUST, on behalf of its series, Van Kampen High Yield Fund, Van Kampen Short-Term Global Income Fund, Van Kampen Strategic Income Fund and Van Kampen Managed Short Term Income Fund

4. VAN KAMPEN EQUITY TRUST, on behalf of its series, Van Kampen Utility Fund, Van Kampen Mid Cap Value Fund, Van Kampen Growth Fund, Van Kampen Great American Companies Fund, Van Kampen Prospector Fund, Van Kampen Aggressive Growth Fund and Small Cap Value Fund

5.   VAN KAMPEN PENNSYLVANIA TAX FREE INCOME FUND

6.   VAN KAMPEN TAX FREE MONEY FUND

7.   VAN KAMPEN MUNICIPAL INCOME TRUST

8.   VAN KAMPEN CALIFORNIA MUNICIPAL TRUST

9.   VAN KAMPEN HIGH INCOME TRUST

10.  VAN KAMPEN HIGH INCOME TRUST II

11.  VAN KAMPEN PRIME RATE INCOME TRUST

12.  VAN KAMPEN SENIOR FLOATING RATE FUND

13.  VAN KAMPEN INVESTMENT GRADE MUNICIPAL TRUST

14.  VAN KAMPEN MUNICIPAL TRUST

15.  VAN KAMPEN CALIFORNIA QUALITY MUNICIPAL TRUST

16.  VAN KAMPEN FLORIDA QUALITY MUNICIPAL TRUST

17.  VAN KAMPEN NEW YORK QUALITY MUNICIPAL TRUST

18.  VAN KAMPEN OHIO QUALITY MUNICIPAL TRUST

19.  VAN KAMPEN PENNSYLVANIA QUALITY MUNICIPAL TRUST

20.  VAN KAMPEN TRUST FOR INSURED MUNICIPALS

21.  VAN KAMPEN TRUST FOR INVESTMENT GRADE MUNICIPALS

22.  VAN KAMPEN TRUST FOR INVESTMENT GRADE CALIFORNIA MUNICIPALS

23.  VAN KAMPEN TRUST FOR INVESTMENT GRADE FLORIDA MUNICIPALS

24.  VAN KAMPEN TRUST FOR INVESTMENT GRADE NEW JERSEY MUNICIPALS

25.  VAN KAMPEN TRUST FOR INVESTMENT GRADE NEW YORK MUNICIPALS

26.  VAN KAMPEN TRUST FOR INVESTMENT GRADE PENNSYLVANIA MUNICIPALS

27.  VAN KAMPEN MUNICIPAL OPPORTUNITY TRUST

28.  VAN KAMPEN ADVANTAGE MUNICIPAL INCOME TRUST

29.  VAN KAMPEN ADVANTAGE PENNSYLVANIA MUNICIPAL INCOME TRUST

30.  VAN KAMPEN STRATEGIC SECTOR MUNICIPAL TRUST

31.  VAN KAMPEN VALUE MUNICIPAL INCOME TRUST

32.  VAN KAMPEN CALIFORNIA VALUE MUNICIPAL INCOME TRUST

33.  VAN KAMPEN MASSACHUSETTS VALUE MUNICIPAL INCOME TRUST

34.  VAN KAMPEN NEW JERSEY VALUE MUNICIPAL INCOME TRUST

35.  VAN KAMPEN NEW YORK VALUE MUNICIPAL INCOME TRUST

36.  VAN KAMPEN OHIO VALUE MUNICIPAL INCOME TRUST

37.  VAN KAMPEN PENNSYLVANIA VALUE MUNICIPAL INCOME TRUST

38.  VAN KAMPEN MUNICIPAL OPPORTUNITY TRUST II

39.  VAN KAMPEN FLORIDA MUNICIPAL OPPORTUNITY TRUST

40.  VAN KAMPEN ADVANTAGE MUNICIPAL INCOME TRUST II

41.  VAN KAMPEN SELECT SECTOR MUNICIPAL TRUST

42. THE EXPLORER INSTITUTIONAL TRUST, on behalf of its sub-trusts, Explorer Institutional Active Core Fund and Explorer Institutional Limited Duration Fund

43.  VAN KAMPEN SENIOR INCOME TRUST

44.  VAN KAMPEN SERIES FUND, INC., on behalf of its series
                 Van Kampen Emerging Markets Debt Fund
                 Van Kampen Global Fixed Income Fund
                 Van Kampen High Yield & Total Return Fund
                 Van Kampen Worldwide High Income Fund
                 Van Kampen American Value Fund
                 Van Kampen Aggressive Equity Fund
                 Van Kampen U.S. Real Estate Fund
                 Van Kampen Equity Growth Fund
                 Van Kampen Mid Cap Growth Fund
                 Van Kampen Value Fund
                 Van Kampen Global Equity Allocation Fund
                 Van Kampen Global Equity Fund
                 Van Kampen Asian Growth Fund
                 Van Kampen Emerging Markets Fund
                 Van Kampen Latin American Fund
                 Van Kampen International Magnum Fund
                 Van Kampen Japanese Equity Fund
                 Morgan Stanley Money Market Fund
                 Morgan Stanley Tax-Free Money Market Fund
                 Morgan Stanley Government Obligations Money Market Fund Van Kampen Growth & Income Fund II
                 Van Kampen Global Franchise Fund

45.  VAN KAMPEN EQUITY TRUST II, on behalf of its series Van Kampen Technology
     Fund